Exhibit 10.1

COLE CREDIT PROPERTY TRUST III
2013 NON-EMPLOYEE DIRECTOR PLAN
FORM OF NON-EMPLOYEE DIRECTOR
RESTRICTED SHARE UNIT AWARD AGREEMENT
This Restricted Share Unit Award Agreement (this “Award Agreement”) evidences an award of restricted share units (“RSUs”) by Cole Real Estate Investments, Inc. (“Cole”) under its 2013 Non-Employee Director Plan (the “Plan”). Capitalized terms not defined in the Award Agreement have the meanings given to them in the Plan.

Name of Grantee:	_____________________(the “Grantee”)

Grant Date:

Number of RSUs:

Vesting Date	_____________________; provided that, except as otherwise set forth in the Plan, the RSUs will only vest if the Grantee is, and has continuously served as, a director of Cole through the Vesting Date.

Delivery Date:
No later than 30 days after the applicable Vesting Date, Cole shall issue to the Grantee one share of Common Stock of Cole (a “Share”) for each vested RSU (the date on which a Share is so issued, the “Delivery Date” of such Share).

Dividend Equivalents
On each Delivery Date, Cole will pay to the Grantee a cash amount equal to the product of (x) all cash dividends or other distributions (other than cash dividends or other distributions pursuant to which the RSUs were adjusted pursuant to Section 1.6.3 of the Plan), if any, paid on a Share from [Date] to such Delivery Date and (y) the number of Shares delivered to the Grantee on such Delivery Date.

All Other Terms:	As set forth in the Plan.

A copy of the Plan has been provided to the Grantee and is incorporated herein by reference. Except as otherwise set forth in the Award Agreement, the Award Agreement and the Plan constitute the entire agreement and understanding of the parties with respect to the RSUs. In the event that any provision of the Award Agreement is inconsistent with the Plan, the terms of the Plan will control. By accepting this Award, the Grantee agrees to be subject to the terms and conditions of the Plan (including, without limitation, Section 3.15 of the Plan).
This Award Agreement may be executed in counterparts, which together shall constitute one and the same original.

IN WITNESS WHEREOF, the parties have caused this Award Agreement to be duly executed and effective as of the Grant Date.
COLE REAL ESTATE INVESTMENTS, INC.

By:____________________________
Name:
Title:

[NAME OF GRANTEE]
_______________________________

[Signature Page to RSU Award Agreement]